SCHEDULE 14C INFORMATION
                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT No. __)

Check  the  appropriate  box:
[X]    Preliminary  information  statement
[ ]    Confidential,  for  use  of  the  Commission  only (as permitted by Rule
14c-5(d)(2)
[ ]    Definitive  information  statement

                      ONE TOUCH TOTAL COMMUNICATIONS, INC.
                      ------------------------------------
                 (Name of Registrant as Specified in Its Charter)

[X]  No  Fee  Required
[ ]  Fee  Computed  on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

1.  Title  of  each  class  of  securities  to  which  transaction  applies:
___________________________________________________________________

2.  Aggregate  number  of  securities  to  which  transaction  applies:
___________________________________________________________________

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
__________________________________________________________________

4.  Proposed  aggregate  offering  price:
__________________________________________________________________

5.  Total  fee  paid:
___________________________________________________________________

[ ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.  Amount  previously  paid:
_____________________________________________________________________

2.  Form,  schedule,  or  registration  statement  number:
_____________________________________________________________________

3.  Filing  party:
_____________________________________________________________________

4.  Date  filed:
_____________________________________________________________________

Notes:

                      ONE TOUCH TOTAL COMMUNICATIONS, INC.
                                1636 STADIUM VIEW
                                ANAHEIM, CA 92806

                              INFORMATION STATEMENT
                              ---------------------

WE  ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


This information statement (the "Information Statement") is furnished to the shareholders of One Touch Total Communications, Inc., a Nevada corporation (the "Company"), with respect to certain corporate actions taken by the Company by written consent of the holders of a majority of the outstanding shares of our common stock that were entitled to vote on such action.

The  corporate  actions  involved  the  following  proposals  (the "Proposals"):

     1. A proposal to remove C. Jay Smith from the Board of Directors and to elect James Wilson to the Board of Directors;

     2. A proposal to ratify and approve the appointment of Henry Schiffer, CPA as the Company's independent public accountants;

     3. A proposal to amend the certificate of incorporation to change the name of the Company from One Touch Total Communications, Inc. to One Touch Total Development, Inc.; and,

     4. The transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

The corporate actions will not take effect until at least 20 days after the mailing of this information statement. This information statement is furnished solely for the purpose of informing our stockholders of this corporate actions pursuant to the Securities Exchange Act of 1934, as amended, and the applicable Nevada corporation laws.

The board of directors fixed November 15, 2003 as the record date for the determination of stockholders entitled to receive this information statement. As of November 15, 2003, there were 18,803,399 shares of One Touch Total Communications, Inc. common stock issued and outstanding. This information statement is being sent on or about January __, 2004 to such holders of record.

In excess of 50% of the Company's outstanding shares entitled to vote on the proposals have indicated that they will vote in favor of the proposals. As a result, the proposals will be approved without the affirmative vote of any other shareholders of the Company.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

/s/  MARC  R.  TOW
------------------------------------
CORPORATE  SECRETARY
JANUARY  8,  2004


                                           TABLE OF CONTENTS

ABOUT THE INFORMATION STATEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 3

What is the Purpose of the Information Statement?. . . . . . . . . . . . . . . . . . . . . . . .  Page 3

Who is Entitled to Notice? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 3

What Constitutes the Voting Shares of the Company? . . . . . . . . . . . . . . . . . . . . . . .  Page 3

What Corporate Matters will the Principal Shareholders Vote for and How will they Vote?. . . . .  Page 4

What Vote is Required to Approval the Proposals? . . . . . . . . . . . . . . . . . . . . . . . .  Page 4

DISSENTERS' RIGHTS OF APPRAISAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 4

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF. . . . . . . . . . . . . . . . . . . . . . . . .  Page 4

PROPOSAL 1 - ELECTION OF DIRECTOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 5

PROPOSAL 2 - RATIFICATION AND APPROVAL OF APPOINTMENT OF INDEPENDENT CERTIFIED ACCOUNTANTS . . .  Page 5

PROPOSAL 3 - AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION  Page 5

AVAILABLE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 6


                       ONE TOUCH TOTAL COMMUNICATIONS INC.
                                1636 STADIUM VIEW
                                ANAHEIM, CA 92806

                         ABOUT  THE  INFORMATION  STATEMENT
                         ----------------------------------

What  is  the  purpose  of  the  Information  Statement?

This information statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on the Record Date of corporate action expected to be taken pursuant to the consents or authorizations of principal shareholders.

Who  is  entitled  to  notice?

Each outstanding share of common stock as of record on the close of business on, November 15, 2003, (the "Record Date") will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. Shareholders as of the close of business on the record date that hold in excess of fifty percent (50%) of the Company's outstanding shares of common stock have indicated that they will vote in favor of the proposals.

Under Nevada corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders. No action by the minority shareholders in connection with the proposal is required.

What  constitutes  the  voting  shares  of  the  Company?

The voting power entitled to vote on the proposals consist of the vote of the holders of a majority of the voting power of the common stock, with each share of common stock having one vote.

Only stockholders of record at the close of business on the record date are entitled to notice of and to approve the proposals. As of the record date, 18,803,399 shares of common stock were issued and outstanding.

What  corporate  matters  will the shareholders vote for and how will they vote?

Shareholders holding a majority of the outstanding stock have indicated that they will vote for the following matter:

FOR - A proposal to remove C. Jay Smith from the Board of Directors and to elect James Wilson to the Board of Directors.

FOR - A proposal to ratify and approve the appointment of Henry Schiffer, CPA as the Company's independent public accountants.

FOR - A proposal to amend the certificate of incorporation to change the name of the Company.


What  vote  is  required  to  approve  the  proposals?

The affirmative vote of a majority of the shares of common stock outstanding on the record date is required for approval of the proposals.

                         DISSENTERS' RIGHTS OF APPRAISAL
                         -------------------------------

There  are  no  dissenter's  rights  of appraisal with respect to the proposals.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
                 -----------------------------------------------

The following table sets forth information regarding the beneficial ownership of shares of One Touch Total Communications, Inc. common stock as of November 15, 2003 by (i) all stockholders known to the Registrant to be beneficial owners of more than 5% of the outstanding common stock; and (ii) all officers and directors of the Registrant, individually and as a group (each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them):


TITLE OF     NAME AND ADDRESS OF       AMOUNT AND NATURE   PERCENT OF
CLASS        BENEFICIAL OWNER (1)     OF BENEFICIAL OWNER     CLASS
--------  --------------------------  -------------------  -----------
Common .  David Andrew Trust                    1,600,000       8.509%
          3900 Birch Street, Suite
          113, Newport Beach, CA
          92660
--------  --------------------------  -------------------  -----------
Common .  John Simoncic                         4,000,000      21.273%
          1971 Avenida Joaquin
          Encinitas, CA 92024
--------  --------------------------  -------------------  -----------
Common .  Onyx Corp                             1,800,000       9.573%
          c/o Finance 500
          19762 MacArthur Blvd.,
          Suite 200, Irvine, CA
          92612
--------  --------------------------  -------------------  -----------
Common .  Madison Business Trust                1,150,000        6.12%
          c/o Finance 500
          19762 MacArthur Blvd.,
          Suite 200, Irvine, CA
          92612
--------  --------------------------  -------------------  -----------
Common .  C. Jay Smith (2)                      1,537,342       8.176%

--------  --------------------------  -------------------  -----------
          Shares of all directors               1,537,342       8.176%
          and executive officers as
          a group (1 person)
--------  --------------------------  -------------------  -----------

(1) a person is deemed to be a beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days, as well as any securities owned by such person's spouse, children or relatives living in the same household. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.


(2)     Mr.  Smith  is  the  sole executive officer and director of the Company.

                        PROPOSAL 1 - ELECTION OF DIRECTOR
                        ---------------------------------

Shareholders  will  elect 1 director to replace the sole director of the Company
C. Jay Smith and to serve until the next Annual Meeting of Shareholders and until his or her respective successor is elected and qualified. Unless otherwise directed, shareholders holding a majority of the outstanding of the Company intend to cast their votes for the removal of C. Jay Smith and the election of James Wilson to serve as director.

James Wilson has advised the Company of his willingness to serve as a director of the Company. Shares represented by valid proxies will be voted for the election of James Wilson. Should the director-nominee become unavailable for election to the Board of Directors for any reason, the shareholders will have discretionary authority to vote for an alternative nominee.

The nominee for director of the Company, his age, and present positions, are as follows:

              NAME         AGE         POSITION
          ------------     ---     ----------------
          James Wilson             Director-Nominee


                       INFORMATION ABOUT DIRECTOR-NOMINEE
                       ----------------------------------

The  following  is  a  brief  summary of the background of the Director-Nominee:

James  Wilson  is  President  of  Iron Horse Holdings, Inc., Panorama Homeowners
Association, and 2X Wireless, Inc. Mr. Wilson has been President of these entities since 1998. Mr. Wilson has over 40 years experience as a real estate investor and developer. Mr. Wilson has attended the University of California at Los Angeles, the Art Center of Los Angeles, and Palos Verdes College. He has been a licensed Real Estate Broker and Exchange Specialist in the State of California since 1959.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
             -------------------------------------------------------

Section 16(a) of the Securities Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.

Based upon review of Forms 3, 4, and 5 (and amendments thereto) and written representations provided to the Company by executive officers, directors and shareholders beneficially owning 10% or greater of the outstanding shares, the Company is unable to determine that such persons filed pursuant to the requirements of the Securities and Exchange Commission on a timely basis.


                            COMPENSATION OF DIRECTORS
                            -------------------------

Non-employee directors do not receive cash compensation for serving as directors. The Company reimburses directors for reasonable travel expenses incurred in connection with their activities on behalf of the Company.

  PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED ACCOUNTANTS
  -----------------------------------------------------------------------------

The Company believes it is appropriate to submit for approval by its shareholders its appointment of Henry Schiffer, CPA as the Company's independent public accountants.

Representatives of Henry Schiffer, CPA are expected to be present at the Meeting with the opportunity to make a statement and to be available to respond to questions regarding these and any other appropriate matters.

    PROPOSAL 3 - AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE
--------------------------------------------------------------------------------
                                 COMPANY'S NAME
                                ---------------
The Company has concluded that it is advisable for the Company to amend its Certificate of Incorporation (the "Certificate of Incorporation") to change the Company's name to One Touch Total Development, Inc. Article I of the Certificate of Incorporation will be amended to read in its entirety:

     "The name of the corporation (which is hereinafter referred to as the "Corporation") is One Touch Total Development, Inc."

The Company believes the proposed name will better describe the Company as it evolves and undertakes real estate transactions. The Company believes that the proposed name would enhance the Company's recognition and reputation in the real estate industry. Following the name change the Company intends to complete a series of real estate transaction which should provide a better understanding of the Company's new mission and strategic vision of new leadership.

The Company also intends to change its trading symbol to a symbol more readily identifiable with the new name.

The amendment will become effective upon filing of an appropriate amendment to the Certificate of Incorporation with the Secretary of State of the State of Nevada, which the Company currently expects will occur on or before February 1, 2004.

                              AVAILABLE INFORMATION
                              ---------------------

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance with the Exchange Act we file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). You may inspect and copy the reports, proxy statements and other information filed by us with the Commission at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and as well as the Commission's Regional Offices. You may also call the Commission at 1-800-SEC-0330 for more information about the public reference room, how to obtain copies of documents by mail or how to access documents electronically on the Commission's Web site at (http://www.sec.gov).
                                   ------------------

The Company knows of no other matters other than those described in this Information Statement, which have been recently approved or considered by the holders of the Company's Common Stock.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

/s/  Marc  R.  Tow
-----------------------------------
Marc  R.  Tow
Corporate  Secretary
January  8,  2004